MATRIX ADVISORS DIVIDEND FUND
Ticker: MADFX
Summary Prospectus | October 31, 2021
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at matrixadvisorsdividendfund.com/fund-application-and-documents/. You may also obtain this information at no cost by calling 1-866-209-1965 or by sending an e-mail request to cduffin@matrixassetadvisors.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2021, are incorporated by reference into this Summary Prospectus.
Investment Objective
The Matrix Advisors Dividend Fund (the “Fund”) seeks current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.77%
Total Annual Fund Operating Expenses	1.37%
Less: Fee Waiver and/or Expense Reimbursement	-0.47%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	0.90%

(1)Matrix Asset Advisors, Inc. (the “Advisor”), the Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses) do not exceed 0.90% of the Fund’s average daily net assets.. The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund’s expense ratio to exceed the lesser of: (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment. The expense cap/reimbursement agreement will continue in effect until at least October 31, 2022, and may be terminated at any time, and without payment or penalty, by the Fund’s Board of Trustees (the “Board”) upon 60 days’ written notice to the Advisor. The agreement may not be terminated by the Advisor without the consent of the Board. Currently, the Advisor has agreed not to seek reimbursement of such management fee waivers and/or expense reimbursements.
Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expenses below reflect the Expense Cap for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$388	$705	$1,605

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended June 30, 2021, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in dividend-paying common stocks or depositary receipts representing common stocks of U.S. companies and U.S.-listed international companies that the Advisor believes pay high and sustainable dividends, are financially strong, and meet specific valuation criteria using the principles of value investing based on Classic Valuation Analysis. Classic Valuation Analysis uses valuation models to analyze statistics such as earnings growth, dividend growth, return on equity and book value versus their historical, current and projected levels to determine a company’s “Intrinsic Value.” The Advisor seeks securities the price of which is below their Intrinsic Value and the dividend yield of which is above that of the market as represented by the S&P 500® Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying stocks. Dividend-paying stocks are those that have declared or paid a dividend distribution within the prior 12-month period.
The Fund invests primarily in large capitalization companies, which the Advisor defines as companies with minimum market capitalizations of at least $5 billion at the time of purchase. Stocks will be sold when their dividend yield falls near or below that of the market as represented by the S&P 500® Index, there has been a significant decline in the strength of the issuer’s balance sheet or operating results, if a security needs to be sold to fund the purchase of a more attractive security with a higher dividend yield, or when the Advisor believes the market price of a security is no longer attractive compared to its Intrinsic Value. The Fund may invest in any sector. At times, the Advisor may overweight or underweight the Fund’s portfolio in one or more particular sectors.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. There is a risk that you could lose all or a portion of your investment in the Fund.
Management Risk: The risk that the Advisor may fail to successfully implement the Fund’s investment strategies and meet its investment objective.
Market Risk; Recent Market Events: The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline. If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behavior, rising inflation and reduced consumer spending. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. Continuing market volatility may have adverse effects on the Fund.

Common Stock Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Large Capitalization Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative, smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Sector Emphasis Risk: Investing a substantial portion of the Fund’s assets in related industries or sectors may have greater risks, because companies in these sectors may share common characteristics and may react similarly to market developments.
Foreign Securities Risk: Securities of foreign companies and depositary receipts representing such securities (“Foreign Securities”) are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Foreign Securities may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations. Foreign companies generally are not subject to uniform auditing and financial reporting standards comparable to those applicable to domestic companies.
Depositary Receipt Risk: Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
Dividend Strategy Risk: Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends regardless of whether the underlying companies’ business fortunes have changed. The Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.
Value Strategy Risk: The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The Advisor may not be able to accurately determine the Intrinsic Value of a company, resulting in the purchase of an overvalued security or premature sale of an undervalued company. Additionally, the market may use different criteria to determine a company’s value, which could have unexpected effects on a company’s performance and cause losses for the Fund.
Cyber Security Risk: Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential company information, impede redemptions, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests.
Performance
The following performance information provides some indication of the risks of investing in the Fund. The bar chart below shows how the Fund’s performance has varied from year to year. The table illustrates how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at www.matrixadvisorsdividendfund.com.

Calendar year ended December 31,

30%
20%
10%
0%
-10%
12.74%
-5.36%
27.32%
0.02%
2017
2018
2019
2020

For the year-to-date period ended September 30, 2021, the Fund’s total return was 13.71%.
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 14.64% for the quarter ended June 30, 2020, and the Fund’s lowest quarterly return was -23.08% for the quarter ended March 31, 2020.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” may be higher than the other return figures for the same period since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Average Annual Total Returns (for the periods ended December 31, 2020)
	1 Year	Since Inception (October 13, 2016)
Matrix Advisors Dividend Fund
Return before taxes	0.02%	9.17%
Return after taxes on distributions	-0.68%	8.44%
Return after taxes on distributions and sale of Fund shares	0.39%	7.11%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	16.63%

Management
Investment Advisor
Matrix Asset Advisors, Inc.

Portfolio Managers	Position with the Advisor	Managed the Fund Since
David A. Katz	President and Chief Investment Officer	2016 (inception)
Lon F. Birnholz	Senior Managing Director	2016 (inception)
Jordan F. Posner	Managing Director and Senior Portfolio Manager	2016 (inception)
Steven Roukis	Managing Director and Senior Portfolio Manager	2016 (inception)
Stephan J. Weinberger	Managing Director and Senior Portfolio Manager	2016 (inception)
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Matrix Advisors Dividend Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201- 0701), by wire transfer, by telephone at 1-866-209-1965, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.
Minimum Investments

	To Open Your Account	To Add to Your Account
Regular Account	$1,000	$100
Retirement Account	$500	$100
Automatic Investment Plan	$500	$100
Tax Information
The Fund’s distributions are taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such a tax-deferred or tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.